UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 1, 2009

FIDELITY NATIONAL INFORMATION SERVICES, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-16427	37-1490331

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-5000
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 9.01.	Financial Statements and Exhibits	1
SIGNATURES		2
EXHIBIT INDEX		3
EXHIBIT 10.1		3
EXHIBIT 10.2		3

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(d) Amendments to Employment Agreements with Frank R. Martire and Michael D. Hayford.
     The employment agreement, entered into as of March 31, 2009, by and between Fidelity National Information Services, Inc. (the “Company”) and Frank R. Martire and the employment agreement, entered into as of March 31, 2009, by and between the Company and Michael D. Hayford (together, the “Agreements”) were amended effective as of December 1, 2009 (the “Amendments”) to eliminate the requirement that the Company provide the executives with gross up payments for any federal excise taxes under Section 280G of the Internal Revenue Code relating to any change in control that may occur after December 1, 2009. For any future change in control, the executives may elect to reduce payments to avoid the federal excise tax and if they elect not to do so, the executive will be responsible for payment of the excise tax.
     This description of the Amendments is not complete and is qualified in its entirety by reference to the full text of the Amendments, filed as Exhibits 10.1 and 10.2 to this Current Report and incorporated herein by reference, the description of the Agreements (including the gross-up provisions) included in the Company’s proxy statement/prospectus dated July 21, 2009 filed with the Securities and Exchange Commission (the “Commission”) on July 22, 2009 and the full text of the Agreements filed with the Commission as Exhibits 10.1 and 10.2 to the Company’s Form S-4 filed with the Commission on May 4, 2009. In the event of any conflict between this summary and the full text of the Agreements or the Amendments, the text of the Agreements or the Amendments, as applicable, shall control.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit
Number	Description
10.1	Amendment to the Employment Agreement by and between Fidelity National Information Services, Inc. and Frank R. Martire.

10.2	Amendment to the Employment Agreement by and between Fidelity National Information Services, Inc. and Michael D. Hayford.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
By:	/s/ Ronald D. Cook
Ronald D. Cook
Corporate Executive Vice President, Chief Legal Officer and Corporate Secretary

Dated: December 3, 2009

2

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment to the Employment Agreement by and between Fidelity National Information Services, Inc. and Frank R. Martire.

10.2	Amendment to the Employment Agreement by and between Fidelity National Information Services, Inc. and Michael D. Hayford.

3